EXHIBIT 10.3

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

Between

Golden Matrix Group Inc.

and

Anthony Brian Goodman

This First Amendment to First Amended and Restated Employment Agreement (this “Amendment”), dated June 18, 2024 and effective June 1, 2024 (the “Effective Date”), amends that certain First Amended and Restated Employment Agreement dated September 16, 2022 (the “Employment Agreement”), by and between Golden Matrix Group, Inc., a Nevada corporation (the “Company”) and Anthony Brian Goodman (the “Executive”). The Company and the Executive are referred to as the “Parties” and individually as a “Party”. Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Employment Agreement.

WHEREAS, the Company and the Executive desire to enter into this Amendment to amend the Employment Agreement on the terms and subject to the conditions set forth below

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the Parties hereby acknowledge and confirm the receipt and sufficiency thereof, the Parties hereto agree as follows:

1. Amendments to Employment Agreement. Effective as of the Effective Date:

(a) Section 4.1 of the Employment Agreement is amended and restated to read in its entirety as follows:

“4.1 Basic Salary

During the period that the Executive serves the Company under this agreement, the Company must pay the Executive the Basic Salary, determined under this clause 4, in equal monthly payments by, or as otherwise agreed between the parties.”

(b) Section 4.2 of the Employment Agreement is amended and restated to read in its entirety as follows:

“4.2 Starting Salary

The “Basic Salary” is Three Hundred and Ninety-Six Thousand per annum ($396,000.00 USD) plus Superannuation as mandated by the Australian Government - Superannuation Guarantee (Administration) Act 1992.”

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written to be effective as of the Effective Date.

EXECUTED AS AN AGREEMENT

EXECUTED FOR AND ON BEHALF OF

Golden Matrix Group Inc.

by authority of its Board Member: Thomas McChesney

/s/ Thomas McChesney

EXECUTED FOR AND ON BEHALF OF

Golden Matrix Group Inc.

by authority of its Board Member: Murray Smith

/s/ Murray Smith

SIGNED SEALED AND DELIVERED

by the said Anthony Brian Goodman

/s/ Anthony Brian Goodman

First Amendment to First Amended and Restated Employment Agreement

Golden Matrix Group, Inc. and Anthony Brian Goodman